UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2021

BRAVO MULTINATIONAL INCORPORATED
(Name of small business in its charter)

Wyoming	000-53505	26-1266967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant's telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [   ] Yes [X]  No

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 01, 2021, Mr. Steve Gagnon, Mr. Sasha Shapiro and Mr. John LaViolette, all resigned as directors of the Company. Their departures are not due to any disputes or disagreements with the Company.

Item 9.01 Financial Statments and Exhibits

(a)Financial statements of business acquired.  Not applicable.

(b)Pro forma financial information.  Not applicable.

(c)Shell registrant transactions.  Not applicable.

(d)Exhibits.

Exhibit No.	Description

17.01	Resignation Letter- Gagnon

17.02	Resignation Letter- LaViolette

17.03	Resignation Letter-Shapiro

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 01, 2021	BRAVO MULTINATIONAL INCORPORATED By: /s/Merle Ferguson Name: Merle Ferguson Title: Chairman, CEO & President